                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement        [_] Confidential, for Use of the
                                           Commission Only (as permitted by Rule
                                           14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definition Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(C) or (S)240.14a-12

                                LTX Corporation
            -------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

            -------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ________________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:

        ________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ________________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:

        ________________________________________________________________________

    (5) Total fee paid:

        ________________________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ________________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:

        ________________________________________________________________________

    (3) Filing Party:

        ________________________________________________________________________

    (4) Date Filed:

        ________________________________________________________________________

                               University Avenue
                         Westwood, Massachusetts 02090

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               December 7, 1999

The Annual Meeting of Stockholders of LTX Corporation will be held at the Hilton at Dedham Place, 95 Dedham Place, Exit 14, Allied Drive off I-95 (Rte.
128), Dedham, Massachusetts, on December 7, 1999, beginning at 4:00 p.m. local time, for the following purposes:

  1. To elect two members of the Board of Directors to serve for three-year terms as Class I Directors.

  2. To consider and act upon a proposal to approve the LTX Corporation 1999 Stock Plan.

  3. To transact such other business as may properly come before the meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on October 29, 1999 as the record date for the Annual Meeting. All holders of common stock of record at that time are entitled to vote at the meeting.

                                          By Order of the Board

                                          Joseph A. Hedal, Clerk

November 9, 1999

 Whether or not you expect to attend the meeting, please complete, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to assure representation of your shares. No postage need be affixed if mailed in the United States.

                                LTX CORPORATION

                                PROXY STATEMENT

                                                                November 9, 1999

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of LTX Corporation ("LTX" or the "Company") of proxies for use at the Annual Meeting of Stockholders to be held on December 7, 1999, and any adjournments thereof (the "1999 Annual Meeting"). Shares as to which a proxy has been executed will be voted as specified in the proxy. A majority in interest of the outstanding shares represented at the meeting in person or by proxy shall constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Abstentions are included in the number of shares present or represented and voting on each matter. Broker "non-votes" are not so included. A proxy may be revoked at any time by notice in writing received by the Clerk of the Company before it is voted, by executing a proxy with a later date or by attending and voting at the 1999 Annual Meeting.

   Solicitation of proxies by mail is expected to commence on November 9, 1999, and the cost thereof will be borne by the Company. The Company has retained the services of Corporate Investor Communications, Inc., a proxy solicitation firm, to whom the Company will pay a fee of $7,000 plus reimbursement for mailing and out-of-pocket expenses. Copies of solicitation material will also be furnished to brokerage firms, fiduciaries and custodians to forward to their principals, and the Company will reimburse them for their reasonable expenses.

                               VOTING SECURITIES

   The Company's only issued and outstanding class of voting securities is its common stock, par value $0.05 per share. Each stockholder of record on October 29, 1999, is entitled to one vote for each share registered in such stockholder's name. As of that date, there were 42,524,408 shares of common stock issued and outstanding.

                              CERTAIN STOCKHOLDERS

   The following table sets forth, as of October 22, 1999, the amount and percentage of outstanding common stock of the Company beneficially owned by (i) each person known by the Company to beneficially own 5% of the Company's outstanding common stock, (ii) each executive officer named in the Summary Compensation Table under the heading "Compensation of Executive Officers" on page 6, (iii) each director and (iv) all directors and executive officers of the Company as a group, on the basis of information supplied to the Company.

                                 Number of Shares of Common Stock  Percent of
       Name and Address(1)             Beneficially Owned(2)      Common Stock
       -------------------       -------------------------------- ------------
State of Wisconsin Investment
 Board..........................            2,997,000                 7.0%
Roger W. Blethen................              402,893                   *
David G. Tacelli................               56,350                   *
Edward J. Terrenzi..............               76,471                   *
Robert E. Moore.................               88,500                   *
Samuel Rubinovitz...............               85,100                   *
Roger J. Maggs..................               68,000                   *
Jacques Bouyer..................               52,000                   *
Robert J. Boehlke...............               47,275                   *
Stephen M. Jennings.............               20,587                   *
All directors and executive
 officers as a group (9
 persons).......................              897,176                 2.1%

--------
     * Less than 1%.
(1) The address of State of Wisconsin Investment Board is P.O. Box 7842, Madison, Wisconsin 53707.
(2) Shares owned by Messrs. Blethen, Tacelli, Terrenzi, Moore, Rubinovitz, Maggs, Bouyer, Boehlke, Jennings, and by all executive officers and directors as a group include 310,075 shares, 48,850 shares, 50,750 shares, 81,000 shares, 63,100 shares, 68,000 shares, 46,000 shares, 22,775 shares,
    19,587 shares, and 710,137 shares, respectively, under stock options which are presently exercisable or become so within sixty days.

                         ITEM 1. ELECTION OF DIRECTORS

   The Company's Board of Directors is divided into three classes. Each class serves three years, with the terms of office of the respective classes expiring in successive years. The present term of office for the Class I Directors expires at the 1999 Annual Meeting. The nominees for election as Class I Directors are Messrs. Jennings and Moore. Mr. Jennings was elected a Director by the Board of Directors in September 1997. Mr. Moore was elected a Director at the Annual Meeting of Stockholders held in December 1996. If re-elected, the Class I nominees will hold office until the Annual Meeting of Stockholders to be held in the year 2002.

   Unless a proxy is marked to withhold authority for the election of either or both of the nominees for Class I Directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of both of the nominees for Class I Directors. If the proxy indicates that the stockholder wishes to withhold a vote from either Class I Director nominee, such instructions will be followed by the persons named in the proxy. Management has no reason to believe that either of the nominees will be unable to serve. In the event that a nominee should not be available, the persons named in the proxies will vote for the other nominee and may vote for a substitute for such nominee. The By-laws of the Company provide that a stockholder wishing to nominate a person to serve as a director of the Company must provide the Company with at least sixty days' written notice in advance of an annual meeting, together with such information concerning the identity, background and experience of the nominee as the Board of Directors may require.

   Set forth below is information for each of the nominees for Class I Directors to be elected at the 1999 Annual Meeting, and for each of the Class II Directors and Class III Directors who will continue to serve until the Annual Meetings of the Stockholders to be held in 2000 and 2001, respectively.

Nominees to Serve a Three-Year Term Expiring at the 2002 Annual Meeting (Class I Directors)

              Name                            Business Affiliations
              ----                            ---------------------
Stephen M. Jennings..............  Mr. Jennings, age 38, was elected a
                                   Director of the Company in September 1997.
                                   Mr. Jennings has been a Director of Monitor
                                   Company, a strategy consulting firm, since
                                   1996. From 1992 to 1996, he was a
                                   consultant to that company.

Robert E. Moore..................  Mr. Moore, age 61, has been a Director of the Company since 1989. Mr. Moore is
                                   currently President and Chairman of the
                                   Board of Reliable Power Meters, Inc., a
                                   company founded by him in 1992 which
                                   manufactures and sells power measurement instruments. He also was a founder of Basic Measuring Instruments, Inc., which manufactures and sells power measurement instruments. He served as a director of that company from 1982 until 1990 and as a Senior Vice President responsible for marketing and sales from 1985 until 1990.

Directors Serving a Three-Year Term Expiring at the Year 2000 Annual Meeting (Class II Directors)

              Name                            Business Affiliations
              ----                            ---------------------
Roger W. Blethen.................  Mr. Blethen, age 48, has been a Director since 1980. Mr. Blethen was appointed Chief
                                   Executive Officer of the Company in
                                   September 1996. Mr. Blethen was a President of the Company from 1994 to 1996 and a Senior Vice President from 1985 until 1994. Mr. Blethen was a founder of the Company and served in a number of senior management positions with the Company since its formation in 1976.

Robert J. Boehlke................  Mr. Boehlke, age 58, was elected a Director of the Company in June 1997. Mr. Boehlke is currently Executive Vice President and Chief Financial Officer of KLA-Tencor Corporation, a position he has held since 1990. Between 1983 and 1990, he held a variety of general management positions with that company. Prior to his employment by KLA-Tencor, Mr. Boehlke was a partner at the investment banking firm of Kidder, Peabody & Company, Inc. from 1971 until 1983.

Roger J. Maggs...................  Mr. Maggs, age 53, was elected a Director of the Company in 1994. Mr. Maggs is
                                   currently Chairman of Celtic House
                                   Investment Partners, a private investment firm. Mr. Maggs was a Vice President of Alcan Aluminium Limited from 1986 until 1994.

Directors Serving a Three-Year Term Expiring at the Year 2001 Annual Meeting (Class III Directors)

              Name                            Business Affiliations
              ----                            ---------------------
Jacques Bouyer...................  Mr. Bouyer, age 71, was elected a Director of the Company in 1991. Mr. Bouyer has been a management consultant since 1990. Mr. Bouyer was Chairman of the Board and Chief Executive Officer of Philips Composants S.A., an electronics company which is a wholly-owned subsidiary of Philips Electronics N.V. from 1986 until his retirement from that company in 1990. He is currently an Honorary Chairman of that company. He is also a director of Richardson Electronics, Ltd.

Samuel Rubinovitz................  Mr. Rubinovitz, age 69, has been Chairman of the Board of the Company since December
                                   1997. He was elected a Director of the
                                   Company in 1994. He was Executive Vice
                                   President of EG&G, Inc., responsible for the aerospace, optoelectronics and instrument product groups from 1989 until his retirement in 1994. He is a director of Richardson Electronics, Ltd., KLA-Tencor Corporation and Kronos Inc.

Recommended Vote

   The affirmative vote of the holders of a plurality of the Company's outstanding common stock present in person or by proxy and voting at the 1999 Annual Meeting is required to elect the Class I Directors. The Board of Directors recommends you vote "FOR" the election of its nominees for Class I Directors.

Compensation of Directors

   Directors who are not employees of the Company receive a retainer of $12,000 per year, payable on a quarterly basis, a fee of $1,000 for each directors' meeting attended and a fee of $1,000 for attendance at each meeting of a committee approved by the Board of Directors. Directors are also reimbursed for travel expenses for attending meetings. In addition, directors who are not employees of the Company receive an option to purchase 20,000 shares on the date first elected to the Board, 6,000 additional shares in each year served as a member of the Board, 3,000 additional shares in each year served as chairman of a committee of the Board and 1,500 additional shares in each year served as a member of a committee of the Board. All of such options have a fair market value exercise price. Directors who are not employees of the Company may also elect to pay premiums and receive benefits under the Company's group health insurance plans. For as long as Mr. Rubinovitz continues to serve as Chairman of the Board, he will receive an annual retainer and fees equal to twice that received by the other directors who are not employees of the Company. In fiscal 1999, Mr. Bouyer received, in addition, $4,000 for services as a consultant to the Company's French subsidiary and LTX has agreed to pay any uninsured medical expenses he may have while in the United States attending to business of the Company. Employee directors receive no separate, additional compensation or options for their services as directors.

Board of Directors' Meetings and Committees

   The Board of Directors of the Company held seven meetings during the fiscal year ended July 31, 1999, and took other actions by unanimous consent of the Board of Directors. All directors attended at least 75% of the meetings of the Board and of the committees of the Board on which they respectively served. The Board has a standing Compensation Committee which meets periodically and met five times during the fiscal year ended July 31, 1999. The Compensation Committee determines the compensation of all executive officers of the Company and recommends the compensation policies for other officers and employees. The members of the Compensation Committee are Messrs. Boehlke, Bouyer, Jennings and Maggs. The Board has a standing Audit Committee which meets periodically and met four times during the fiscal year ended July 31, 1999. The Audit Committee reviews and makes recommendations to the Board of Directors with respect to the accounting and financial functions of the Company, including the appointment of the Company's independent auditors. The members of the Audit Committee are Messrs. Boehlke, Jennings, Moore and Rubinovitz. The Board has a standing Strategic Planning Committee which meets periodically and met four times during the fiscal year ended July 31, 1999. The Strategic Planning Committee is responsible for developing and reviewing long-term strategic plans for the Company. The members of the Strategic Planning Committee are Messrs. Blethen, Boehlke, Bouyer, Jennings, Maggs, Moore and Rubinovitz. The Board has a standing Directors' Affairs Committee which meets periodically and met four times during the fiscal year ended July 31, 1999. The Directors' Affairs Committee is responsible for review of the make-up of the Board, proposals for new candidates to be members of the Board and review of compensation of directors. The members of the Directors' Affairs Committee are Messrs. Boehlke, Bouyer, Jennings, Maggs, Moore and Rubinovitz.

Executive Officers of the Company

The executive officers of the Company, as of October 16, 1999, are as follows:

Executive Officer     Age Position
-----------------     --- --------
Roger W. Blethen.....  48 President, Chief Executive Officer and Director
David G. Tacelli.....  40 Vice President, Chief Financial Officer and Treasurer
Edward J. Terrenzi...  50 Vice President, Fusion Products Division

Executive officers are appointed by and serve at the discretion of the Board of Directors of the Company.

Roger W. Blethen was appointed Chief Executive Officer of the Company in September 1996 and has been a Director since 1980. Mr. Blethen was a President of the Company from 1994 to 1996 and a Senior Vice President from 1985 until February 1994. Mr. Blethen was a founder of LTX and has served in a number of senior management positions with the Company since its formation in 1976.

David G. Tacelli was appointed Chief Financial Officer and Treasurer of LTX in December 1998. Prior to that, Mr. Tacelli was Vice President, Operations from October 1996 to December 1998. Mr. Tacelli's previous responsibilities at LTX included Director of Manufacturing of the Mixed Signal Division, a position he held from 1994 to 1996. From 1992 to 1994, he was Director of Customer Service. He served as Controller and Business Manager for Operations from 1990 to 1992 and was Controller for Sales and Support from 1989 to 1990. Prior to joining LTX, Mr. Tacelli was employed by Texas Instruments for seven years in various management positions.

Edward J. Terrenzi was appointed Vice President, Fusion Products Division in June 1998. Mr. Terrenzi joined LTX in 1984, and has held a variety of management positions in Marketing, Engineering and Applications. In 1994, he was promoted to General Manager of the Mixed Signal Division and became Vice President of that Division in 1996. From 1991 to 1994, he was Director of Marketing and Applications and from 1987 to 1991, he was Director of Worldwide Applications. Before joining LTX, he spent five years at Digital Equipment Corporation as a Senior Engineering Manager in the LSI Group, and eight years at Raytheon Company Equipment Division in various engineering positions.

                       COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

   The following table sets forth certain information with respect to the annual and long term compensation of the Company's President and Chief Executive Officer and the two other most highly compensated executive officers of the Company who were serving as executive officers at the end of fiscal 1999 (such executive officers are sometimes collectively referred to herein as the "named executive officers"):

                                                                 Long Term
                                     Annual Compensation        Compensation
                               -------------------------------- ------------
          Name                                   Other Annual     Options       All Other
 and Principal Position   Year  Salary   Bonus  Compensation(2) Granted (#)  Compensation(3)
 ----------------------   ---- -------- ------- --------------- ------------ ---------------
 Roger W. Blethen.......  1999 $450,000       0         0         625,000         1,400
  President and Chief     1998  450,000       0         0          40,000         6,600
  Executive Officer       1997  389,166 100,000         0         290,000         5,520
 David G. Tacelli(1)....  1999  205,000       0         0         120,000         1,065
  Vice President, Chief   1998  195,833       0         0          50,000         4,690
  Financial
  Officer and Treasurer
 Edward J. Terrenzi(1)..  1999  205,000       0         0          55,000           838
  Vice President          1998  195,833       0         0          50,000         4,764
  Fusion Products
   Division

--------
(1) Each of Messrs. Tacelli and Terrenzi became executive officers of the Company in June 1998 as a result of a restructuring of the Company.
(2) Amounts shown under "Other Annual Compensation" column exclude perquisites if the aggregate amount of the named executive officer's perquisites was less than the lesser of $50,000 or 10% of such officer's salary plus bonus.
(3) Amounts shown under "All Other Compensation" column represent taxable amounts in respect of term life insurance and 401(k) plan matching contributions made by the Company.

Option Grants in Last Fiscal Year

   The following table sets forth certain information regarding options granted during the fiscal year ended July 31, 1999 by the Company to each of the named executive officers:
                                                                   Potential Realizable
                                                                  Value at Assumed Annual
                                                                   Rates of Stock Price
                                Individual Grants             Appreciation for Option Term(C)
                         ----------------------------------- ---------------------------------
                                      % of Total
                                       Options
                                       Granted     Exercise
                         Options     to Employees    Price   Expiration
Name                     Granted    in Fiscal Year Per Share    Date        5%         10%
----                     -------    -------------- --------- ---------- ----------- ----------
Roger W. Blethen........ 500,000(A)     13.27%      $8.8125   06/04/09  $2,771, 067 $7,022,428
                         125,000(B)      3.32%      $  3.93   09/01/05  $         0 $  136,992
David G. Tacelli........ 120,000(A)      3.19%      $8.8125   06/04/09  $   665,056 $1,685,383
Edward J. Terrenzi......  55,000(A)      1.46%      $8.8125   06/04/09  $   304,817 $  772,467

--------
(A) These options become exercisable in three installments. Twenty percent become exercisable one year from the grant date, thirty-five percent become exercisable two years from the grant date and forty-five percent become exercisable three years from the grant date.
(B) These options will be fully exercisable on September 1, 2005, but are subject to earlier vesting if the Company achieves certain financial targets.
(C) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. Actual gains, if any, on stock appreciation exercises will depend on the future performance of the common stock and the date on which the options are exercised.

Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

   The following table sets forth the aggregate dollar value of all options exercised during the fiscal year ended July 31, 1999 and the total number of unexercised options held on July 31, 1999, by each of the named executive officers:

                                                    Number of Unexercised     Value of Unexercised
                                                   Options at Fiscal Year    In-the-Money Options at
                                                             End               Fiscal Year End (A)
                         Shares Acquired  Value   ------------------------- -------------------------
      Name                 on Exercise   Realized Exercisable Unexercisable Exercisable Unexercisable
      ----               --------------- -------- ----------- ------------- ----------- -------------
Roger W. Blethen........       900        $8,944    263,105      886,500    $2,193,528   $5,941,500
David G. Tacelli........         0           --      44,350      238,000    $  417,219   $1,683,531
Edward J. Terrenzi......         0           --      46,250      153,000    $  432,313   $1,183,844

--------
(A) The closing price for the Company's common stock as reported by the Nasdaq National Market on July 29, 1999, the last business day of fiscal 1999, was $12.8125. Value is calculated on the basis of the difference between the option exercise price and $12.8125 multiplied by the number of shares of common stock underlying the option.

Employment Contracts and Change in Control Arrangements

   The Company has entered into change of control employment agreements with each of the named executive officers and with six other officers. The change of control employment agreements have three year terms, which terms extend for one year upon each anniversary unless a notice not to extend is given by the Company. If a Change of Control (as defined in the agreements) occurs during the term of an agreement, then the agreements become operative for a fixed three year period. The agreements provide generally that the executive's terms and conditions of employment (including position, location, compensation and benefits) will not be adversely changed during the three year period after a Change of Control of the Company. If the Company terminates the executive's employment (other than for cause, death or disability) or if the executive terminates for good reason during such three year period or for any reason during the 30 day period following the first anniversary of the Change of Control (or upon certain terminations prior to a Change of Control or in connection with or in anticipation of a Change of Control), the executive is generally entitled to receive (i) three times in the case of the Chief Executive Officer, and two times in the case of the other officers (a) the executive's annual base salary plus (b) the executive's annual bonus amount (as defined in the agreement), (ii) accrued but unpaid compensation for the period before the date of termination, (iii) continued welfare benefits for three years in the case of the Chief Executive Officer and for two years in the case of the other officers, and (iv) outplacement services. In addition, the executive is entitled to receive an additional payment, if any, in an amount sufficient to make the executive whole for any excise tax on excess parachute payments imposed under Section 4999 of the Internal Revenue Code of 1986, as amended.

   Options granted to the named executive officers contain provisions pursuant to which, under certain circumstances, they shall become fully vested and immediately exercisable upon a "change of control event" as defined in such options.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   The Compensation Committee of the Board of Directors consists of four outside directors who are not employees of the Company. The Committee met five times during the fiscal year ended July 31, 1999. The Compensation Committee is responsible for establishing compensation policies with respect to all executive officers of the Company and determining on an annual basis the compensation of these individuals.

   The Compensation Committee has identified six goals for its work on behalf of the Company:

     1. Insure appropriate linkage between executive compensation and creation of stockholder value.

     2. Insure that the total compensation program can attract, motivate and retain executives with outstanding abilities.

     3. Determine the competitiveness of current cash and equity incentive opportunities.

     4. Evaluate the components of fixed salary and flexible compensation.

     5. Adopt and implement a cash bonus plan.

     6. Evaluate the effectiveness of the Company's equity opportunities for executives.

   In order to fulfill these goals, the Committee has reviewed various salary surveys conducted by consultants as well as proxy statements from other semiconductor and technology companies.

Executive Bonus Plan

   The Compensation Committee reviewed the operation of the Executive Bonus Plan in effect during fiscal 1998 in order to determine whether bonuses in fiscal 1999 were warranted. Based on that review, as well as the Company's business condition and financial performance at the time, the Committee decided that no cash bonuses should be paid to executive officers in fiscal 1999.

Chief Executive Officer's Compensation

   The Compensation Committee determined that it was appropriate to fix Mr. Blethen's base salary for fiscal 1999 at the same level set by the Committee during fiscal 1998. The Committee engaged the benefits consulting firm of Watson Wyatt to analyze and make recommendations regarding the compensation of the Chief Executive Officer in order to evaluate the appropriate range of equity incentives for Mr. Blethen. The consultant conducted a competitive assessment of compensation of the executive officers, including base salary, annual cash incentives and long-term (stock option) incentives, compared to market data in published surveys and the proxy statements of 21 peer companies. Based on the information presented by the consultant, which indicated that Mr. Blethen's percentage ownership was significantly below that of his peers, and also based on the stage of the Company's restructuring and strategic re-positioning, the Committee decided that during fiscal 1999 more substantial stock option grants for the Chief Executive Officer were appropriate compared to prior years. The decisions made with respect to the fiscal 1999 compensation of the Chief Executive Officer were intended to continue the Company's philosophy of aligning the interests of the Chief Executive Officer with the interests of the Company and its stockholders.

Compensation of Other Executive Officers

   The Committee determined that it was appropriate to fix the base salary of each of the other executive officer's for fiscal 1999 at the same level as was in effect for fiscal 1998 and no bonuses should be paid in fiscal 1999 based on the Company's financial performance.

Equity Arrangements

   The Company maintains three stock option plans and one employee stock purchase plan. Each executive officer is eligible for stock option grants under one of the stock option plans. In determining the size of grants to be made to executive officers, the Committee seeks to implement its stated goal that there be appropriate linkage between executive compensation and the creation of stockholder value. If executive officers are able to increase the market capitalization of the Company, their stock options will achieve significant value and the stockholders will benefit generally. There is no fixed ratio between Company performance and size of grants or between base salary and size of grants. In determining the size of grants, the Committee considers a number of factors, including market ranges for the position, individual performance, prior option grant history and Company performance.

Compliance with Internal Revenue Code Section 162(m)

   Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation's executive officers. The compensation paid to the Company's executive officers for fiscal 1999 did not exceed the $1 million limit per officer and it is not expected that the compensation to be paid to the Company's executive officers for fiscal 2000 will exceed the $1 million limit per officer.

                                          Roger J. Maggs
                                          Robert J. Boehlke
                                          Jacques Bouyer
                                          Stephen M. Jennings

Stock Performance Chart

   The following chart compares the yearly percentage change in the cumulative total stockholder return on the Company's common stock during the five years ended July 31, 1999 with the total return on the Standard & Poor's 500 Composite Index and the Standard & Poor's High Technology Composite Index. The comparison assumes $100 was invested on July 31, 1994 in the Company's common stock and in each of the foregoing indices and assumes reinvestment of dividends.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                 AMONG LTX CORPORATION, THE S &P 500 INDEX AND
                        THE S&P TECHNOLOGY SECTOR INDEX


                                     Cumulative Total Return
                                ----------------------------------
                                7/94  7/95  7/96  7/97  7/98  7/99

     LTX CORPORATION             100   330   133   211   115   407
     S & P 500                   100   126   147   224   267   321
     S & P TECHNOLOGY SECTOR     100   167   180   336   400   630

           $100 INVESTED ON 7/31/94 IN STOCK OR INDEX-INCLUDING
           REINVESTMENT OF DIVIDENS.
           FISCAL YEAR ENDING JULY 31.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Under Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company's directors and certain of its officers and persons holding more than ten percent of the Company's common stock are required to report their ownership of the common stock and any changes in such ownership to the Securities and Exchange Commission and the Company. Based on the Company's review of copies of such reports, no untimely reports were made during the fiscal year ended July 31, 1999.

                ITEM 2. PROPOSAL TO APPROVE THE LTX CORPORATION
                                1999 STOCK PLAN

   The Board of Directors adopted the LTX Corporation 1999 Stock Plan (the "1999 Plan") on June 4, 1999. The 1999 Plan will replace the LTX Corporation 1990 Stock Option Plan, as amended (the "1990 Plan"), which expires on October 23, 2000. Under the terms of the 1990 Plan, there is no provision for extending its life beyond that date. The 1999 Plan has been established with substantially the same terms as the 1990 Plan to continue the benefits that have been achieved by the 1990 Plan. The following is a summary of the material provisions of the 1999 Plan.

   The 1999 Plan is intended to advance the interests of the Company and its stockholders by improving the Company's ability to attract and retain qualified individuals who are in a position to contribute to the management and growth of the Company and its subsidiaries and to provide incentive for such individuals to contribute to the Company's future success.

   The 1999 Plan provides that the Company may grant options and awards of Restricted Shares (as defined below) for not more than 2,100,000 shares of its common stock, subject to increase or decrease in the event of subsequent stock splits or other capital changes. In the event that any option expires or terminates for any reason without being exercised in full, the unpurchased shares covered thereby will be available for reoffering under the 1999 Plan. Options and Restricted Share awards under the 1999 Plan may be granted on or after June 4, 1999 but not later than June 4, 2009. As of November 1, 1999, 1,257,000 shares of common stock remain subject to further grant under the 1999 Plan. Of the options to purchase 843,000 shares of common stock previously granted, options to purchase a total of 325,000 shares were granted to the Company's Chief Executive Officer at a fair market value exercise price and options to purchase 518,000 shares were granted to non-executive officer employees at a fair market value exercise price. See the Option Grants in Last Fiscal Year Table on page 6 for additional information on the Chief Executive Officer's option grant.

   An option or Restricted Share award under the 1999 Plan may be granted only to an employee, director or consultant of the Company or its subsidiaries. Each option and Restricted Share award under the 1999 Plan will be evidenced by a written agreement in such form as may be approved by the Committee. The Company may award shares of common stock to an employee, director or consultant of the Company or its subsidiaries, subject to provisions affecting retention and transferability (the "Restricted Shares"). The Restricted Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until satisfaction of the conditions specified by the Committee. All rights with respect to Restricted Shares are available only to the recipient during his or her lifetime. Recipients holding Restricted Shares may exercise full voting rights with respect to such shares and will receive such cash dividends paid with respect to the Restricted Shares as may be declared while they are so held.

   The aggregate fair market value of common stock for which incentive options held by any participant may first become exercisable in any calendar year (determined as of the time the incentive option is granted) shall not exceed $100,000. No optionee may receive incentive stock options covering more than 500,000 shares in any fiscal year. The exercise price under each incentive option granted pursuant to the 1999 Plan shall not be less than 100% of the fair market value of the common stock on the date of grant. The exercise price of each nonstatutory option in not so limited.

   The 1999 Plan is administered by the Board of Directors of the Company or by a committee composed of members of the Board (the Board of Directors or any such committee being hereinafter referred to as the "Committee"). The Committee will have complete authority, subject to the limitations described in the 1999 Plan, to determine which eligible employees will be granted options or Restricted Share awards, the time at which options will be granted, the number of shares covered by each option and the option period.

   The 1999 Plan provides that each director who is not an employee of the Company will receive options to purchase 20,000 shares of the Company's common stock on the date first elected to the Board, and, at each Annual Meeting, 6,000 additional shares in each year served as a member of the Board, 3,000 additional shares in each year served as a chairman of a committee of the Board and 1,500 additional shares in each year served as a member of a committee of the Board. Each such option will have a fair market value exercise price and will be exercisable, cumulatively, to the extent of twenty percent of the option shares on the first anniversary date of the grant of the option, thirty-five percent of the option shares on the second anniversary date of the option grant and forty-five percent of the option shares on the third anniversary date of the option grant. In the event any director standing for re-election is not re-elected to the Board, all of such director's unexercisable option shares will become exercisable immediately. The provisions of the 1999 Plan relating to directors who are not employees of the Company cannot be amended more than once every six months, other than to comply with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules and regulations thereunder.

   Each option will be exercisable in one or more installments at the time provided in the option agreement, except that no incentive option may be exercised later than 10 years from the date of its grant. Each incentive option will provide that the option will become immediately exercisable in full in the event of a change of control. Options granted under the 1999 Plan are not transferable other than by the optionee. All rights to purchase shares will cease to accrue upon the death, disability or other termination of employment of an optionee, and any accrued rights not then exercised are exercisable within certain time periods depending on the nature of the termination.

   The 1999 Plan is intended to qualify as an "incentive stock option plan" within the meaning of Section 422 of the Internal Revenue Code of 1986, but not all options granted under the 1999 Plan are required to be incentive options. Under the applicable Code provisions, an employee will recognize no income subject to federal income taxation upon either the grant or exercise of an incentive option under the 1999 Plan, and the Company will not be entitled to a deduction for federal income tax purposes as a result of the grant or exercise of an incentive option. Generally, if an optionee disposes of the incentive option shares more than two years after the date the option was granted and more than one year after the exercise of the option, the gain or loss on a sale of the incentive option shares, equal to the difference between the sales price and the option exercise price, will be treated as capital gain or loss. In that case the Company will not be entitled to a deduction at the time the optionee sells the option shares. If the optionee sells the incentive option shares within two years after the date the option is granted or within one year after the date the option is exercised, the optionee will generally be taxed on an ordinary income basis on the sale of the shares on an amount equal to the difference between the fair market value at exercise and the incentive option exercise price. The Company will be allowed a deduction at that time in an amount equal to the ordinary income realized by the employee. In addition, some holders of options may be subject to a minimum tax upon exercise of those options. No taxable income will be recognized by an individual upon the grant of a nonstatutory option under the 1999 Plan. Upon the exercise of the nonstatutory option, however, the amount, if any, by which the fair market value of the shares at exercise exceeds the option exercise price will be treated as ordinary income to the individual in the year of exercise. In that case the Company will be allowed an income tax deduction in an amount equal to the amount the individual recognizes as ordinary income.

Recommended Vote

   An affirmative vote of a majority of the Company's common stock present in person or by proxy and voting at the 1999 Annual Meeting is necessary to approve the LTX Corporation 1999 Stock Plan. The Board of Directors recommends that you vote "FOR" this proposal.

                        INFORMATION CONCERNING AUDITORS

   Arthur Andersen LLP, who have been selected by the Board of Directors as independent public accountants to audit the financial statements of the Company for the 2000 fiscal year, have served as auditors for the Company since 1980. Representatives of Arthur Andersen LLP are expected to be at the 1999 Annual Meeting and will have an opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

   Stockholder proposals to be submitted for vote at the 2000 Annual Meeting pursuant to Rule 14a-8 promulgated under the Exchange Act must be delivered to the Company on or before July 13, 2000. In order to minimize controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail--Return Receipt Requested. If a proponent fails to notify the Company by September 26, 2000 of a non-Rule 14a-8 shareholder proposal which such proponent intends to submit at the Company's 2000 Annual Meeting, the proxy solicited by the Board of Directors with respect to such meeting may grant discretionary authority to the proxies named therein to vote on such matter.

                                 OTHER MATTERS

   As of this date, management knows of no business which may properly come before the 1999 Annual Meeting other than that stated in the Notice of Meeting accompanying this Proxy Statement. Should any other business arise, proxies given in the accompanying form will be voted in accordance with the discretion of the person or persons voting them.

                           ANNUAL REPORT ON FORM 10-K

   Copies of the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1999 as filed with the Securities and Exchange Commission are available to stockholders without charge upon written request addressed to Investor Relations, Direct Report Corporation, 12 Clock Tower Place, Maynard, Massachusetts 01754.

                                        JOSEPH A. HEDAL, Clerk

                                LTX CORPORATION

                                1999 STOCK PLAN

1.   Definitions. As used in this 1999 Stock Plan, the following terms shall
     -----------
have the following meanings:

     1.1  Board means the Company's Board of Directors.
          -----

     1.2  Code means the Federal Internal Revenue Code of 1986, as amended.
          ----

     1.3  Company means LTX Corporation.
          -------

     1.4  Fair Market Value means the value of a share of Stock of the Company
          -----------------
          on any date, as determined by the Board.

     1.5  Grant Date means the date on which an Option or Restricted Share award
          ----------
          is granted, as specified in Section 7.

     1.6  Incentive Option means an Option intended to be an incentive stock
          ----------------
          option with the meaning of Section 422 of the Code.

     1.7  Market Value means, as of a particular date, the closing price of the
          ------------
          Stock on the NASDAQ National Market on that date.

     1.8  Nonstatutory Option means any option that is not an Incentive Option.
          -------------------

     1.9  Officer means any person who has been identified by the Board as an
          -------
          "officer" for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

     1.10 Option means an option to purchase shares of the stock granted under
          ------
          the Plan.

     1.11 Option Agreement means an agreement between the Company and an
          ----------------
          Recipient, setting forth the terms and conditions of an Option.

     1.12 Option Price means the price paid by an Recipient for an Option Share
          ------------
          under this Plan.

     1.13 Option Share means any share of Stock of the Company transferred to
          ------------
          an Recipient upon exercise of an Option pursuant to this Plan.

     1.14 Plan means this 1999 Stock Plan of the Company, as amended.
          ----

     1.15 Recipient means a person eligible to receive an Option or award, as
          ---------
          provided in Section 6, to whom an Option or award shall have been granted under the Plan.

     1.16 Restricted Share means a share of the Stock awarded to a Recipient,
          ----------------
          but subject to provisions affecting retention and transferability.

     1.17 Stock means common stock, par value $ 0.05 per share, of the Company.
          -----

     1.18 Vesting Year for any portion of any Option means the calendar year in
          ------------
          which that portion of the Option first becomes exercisable.

2.   Purpose. This 1999 Stock Plan is intended to advance the interests of the
     -------
Company and its stockholders by improving the Company's ability to attract and retain qualified individuals who are in a position to contribute to the management and growth of the Company and its subsidiaries and to provide additional incentive for such individuals to contribute to the Company's future success. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Options granted hereunder are required to be Incentive Options.

3.   Term of the Plan. Options and Restricted Share awards under the Plan may be
     ----------------
granted on or after June 4, 1999, but not later than June 4, 2009.

4.   Stock Subject to the Plan.  Subject to the provisions of Section 14 of the
     -------------------------
Plan, the number of shares of the Stock attributable to the exercise of Options granted under the Plan plus the number the number of shares then issuable upon exercise of outstanding options granted under the Plan plus the number of Restricted Shares awarded under the Plan shall at no time exceed 2,100,000 shares. Shares to be issued upon the exercise of Options granted under the Plan and Restricted Shares may be either authorized but unissued shares or shares held by the Company in its treasury. If any Option expires or terminates for any reason without having been exercised in full, the shares not purchased thereunder shall again be available for Options thereafter to be granted. Each Director who is not an employee of the Company or a subsidiary thereof shall receive a Nonstatutory Option to purchase 20,000 shares of Common Stock on the date on which he or she is first elected to the Board of Directors of the Company and an additional Nonstatutory Option to purchase 6,000 shares of Common Stock on the date of each annual meeting at which he or she is re-elected or after which he continues to serve as a Director. Each Director who is not an employee of the Company or a subsidiary thereof shall also receive a Nonstatutory Option to purchase 3,000 shares of Common Stock in each year served as a chairman of a Committee of the Board of Directors and a Nonstatutory Option to purchase 1,500 shares of Common Stock in each year served as a member of a Committee of the Board of Directors, such options to be issued on the date the Committees are established annually by the Board of Directors. Each Option granted to a Director under this Section 4 shall have a Fair Market Value exercise price per share and shall be exercisable, cumulatively, to the extent of twenty percent of the stock covered thereby on the first anniversary date of the grant of the Option, thirty-five percent of the stock covered thereby on the second anniversary date of the grant of the Option and forty-five percent of the stock covered thereby on the third anniversary date of the grant of the Option. In the event any Director standing for re-election is not re-elected to the Board of Directors at any meeting, all of such Director's unexercisable Options granted prior to the date of that meeting will become exercisable immediately.

5.  Administration.  The Plan shall be administered by the Board of Directors of
    --------------
the Company or by a committee composed of members of the Board (the Board of Directors or any such committee being hereinafter referred to as the "Committee"). With respect to directors and Officers eligible to receive Options or Restricted Shares under this Plan, the Plan shall be administered by a special committee (the "Special Committee") of the Board of Directors of the Company all of whom are "Non-Employee Directors" as defined in Rule 16b-3(b)(2)(i) under Section 16 of the Securities Exchange Act of 1934 and "outside directors" as defined in Section 162(m) of the Code. Only the Special Committee may grant Options to directors and Officers eligible to receive Options under this Plan. Subject to the provisions of the Plan, the Committee or the Special Committee, as the case may be, shall have complete authority, in its discretion, to make the following determinations with respect to each Option to be granted by the Company and all Restricted Shares to be awarded by the Company: (a) the employee, director or consultant to receive the Option or award; (b) the time of granting the Option or award; (c) the number of shares subject thereto; (d) the Option Price; (e) the Option period; and (f) the restrictions. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, directors and consultants their present and potential contributions to the success of the Company and its subsidiaries, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Option Agreements or awards (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations on the matters referred to in this
Section 5 shall be conclusive.

6.  Eligibility.  An Option or award may be granted only to an employee,
    -----------
director, or consultant of one or more of the Company and its subsidiaries. A Director of one or more of the Company and its subsidiaries who is not also an employee of one or more of the Company and its subsidiaries shall not be eligible to receive an Incentive Option. Any person who, within the meaning of
Section 422(b)(6) of the Code, is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company

(or of its parent or subsidiary corporations) shall not be eligible to receive an Option. In any given fiscal year, no Recipient may receive Options or awards or both covering more than 500,000 shares of Stock (such number of shares to be adjusted in accordance with Section 14).

7.   Time of Granting Options.  The granting of an Option or an award shall take
     ------------------------
place at the time specified by the Committee. Only if expressly so provided by the Committee, shall the Grant Date be the date on which an Option Agreement or Restricted Share award shall have been duly executed and delivered by the Company and the Recipient.

8.   Option Price.  The Option Price under each Incentive Option shall be not
     ------------
less than 100% of the Fair Market Value of Stock on the Grant Date; the Option Price under each Nonstatutory Option shall not be so limited.

9.   Option Period.  No Incentive Option may be exercised later than the tenth
     -------------
anniversary of the Grant Date. The period during which a Nonstatutory Option may be exercised shall not be so limited. An Option may become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may accelerate the exercisability of such Option in whole or in part at any time, provided the acceleration of the exercisability of any Incentive Option would not cause the Option to fail to comply with the provisions of
Section 422 of the Code.

10.  Limit on Incentive Option Characterization.  No Incentive Option shall be
     ------------------------------------------
considered an Incentive Option to the extent pursuant to its terms it would permit the Recipient to purchase for the first time in any Vesting Year more than the number of shares of Stock calculated by dividing the current limit by the Fair Market Value on the Grant Date. The current limit for any Recipient for any Vesting Year shall be $100,000 minus the aggregate Fair Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in such Vesting Year under each other Incentive Option granted to the Recipient under the Plan and each other incentive stock option granted to the Recipient under any other incentive stock option plan of the Company (and its parent and subsidiary corporations).

11.  Exercise of Option.  An Option may be exercised in accordance with its
     ------------------
terms by written notice of intent to exercise the Option, specifying the number of shares with respect to which the Option is then being exercised. The notice shall be accompanied by (a) full payment for such shares in the form of check or bank draft payable to the order of the Company, or (b) certificates representing shares of the Stock with a current Market Value equal to the Option Price of the shares to be purchased, or (c) irrevocable instructions to a brokerage firm to sell a sufficient number of the Option Shares to generate the full exercise price plus all applicable withholding taxes and to pay over to the Company such proceeds of sale. Within 20 days thereafter, the Company shall deliver or cause to be delivered to the Recipient evidence of ownership of the number of shares then being purchased. Such shares shall be fully paid and nonassessable. If any law or applicable regulation of the Securities and Exchange Commission or other public regulatory authority shall require the Company or the Recipient to register or qualify under the Securities Act of 1933, as amended, any similar federal statute then in force or any state law regulating the sale of securities, any Option Shares with respect to which notice of intent to exercise shall have been delivered to the Company or to take any other action in connection with such shares, the delivery of the certificate or certificates for such shares shall be postponed until completion of the necessary action, which the Company shall take in good faith and without delay. All such action shall be taken by the Company at its own expense.

12.  Termination of Employment.  In the event that the Recipient's employment or
     -------------------------
association with the Company is terminated, whether voluntarily or by reason of dismissal or retirement, the Option, to the extent exercisable at the date of termination, may be exercised by the Recipient within three months after he or she ceases to be an employee, director or consultant. In the event that the Recipient's employment or association with the Company terminates as a result of the death or disability of the Recipient, the Option may be fully exercised by the Recipient or, in the event of the death of the Recipient by the person to whom the option is transferred by will or the applicable laws of descent and distribution, at any time within two years after the date of termination, unless terminated earlier by its terms. Military or sick leave shall not be deemed a termination of employment provided that it does not exceed the longer of 90 days or the period during which the absent employee's reemployment rights are guaranteed by statute or by contract. In the event that the Recipient's employment or association with the Company terminates as a result of the death or disability of the Recipient, the exercisability of any Option not otherwise immediately exercisable in full held by such Recipient shall be accelerated and such Options shall be fully exercisable as of the date of termination.

13.  Transferability of Options.  Options shall not be transferable, otherwise
     --------------------------
than by will or the laws of descent and distribution, and may be exercised during the life of the Recipient only by the Recipient.

14.  Adjustment of Number of Option Shares.  In the event of any change in
     -------------------------------------
corporate capitalization, such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and Option Price of shares subject to outstanding Options, and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Option shall always be a whole number.

15.  Restricted Shares.  Each Restricted Share award shall be evidenced by a
     -----------------
Restricted Share award agreement that shall specify the number of Restricted Shares awarded and such other provisions as the Board or Committee shall determine. The Restricted Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until satisfaction of the conditions as specified by the Board or Committee and set forth in the Restricted Share award agreement. All rights with respect to Restricted Shares granted to a Recipient under the Plan shall be available during his or her lifetime only to the Recipient. Recipients holding Restricted Shares may exercise full voting rights with respect to those Restricted Shares. Recipients holding Restricted Shares will receive such cash dividends paid with respect to the Restricted Shares as may be declared while they are so held. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Recipient is designed to comply with the requirements of the performance-based exception under Section 162(m) of the Code, the Board or Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the performance-based exception.

16.  Transferability.  The Recipient agrees that he or she will not transfer any
     ---------------
of the Option Shares or Restricted Shares unless (i) such shares are registered under the provisions of the Securities Act of 1933, as amended, or (ii) at the request of the Company, the transferee represents, in form satisfactory to counsel for the Company, that he or she will not transfer, sell or otherwise dispose of the Option Shares at any time purchased by him or her in a manner which would violate the Securities Act of 1933, as amended (the "Act"), and the regulations of the Securities and Exchange Commission thereunder. The Recipient agrees that the Company may, at its discretion, make a notation on any certificates issued upon exercise of any portion of the Option to the effect that such certificate may not be transferred except after receipt by the Company of an opinion of counsel satisfactory to it to the effect that such transfer will not violate the Act and the regulations thereunder, and may issue "stop transfer" instructions to its transfer agent, if any, and make a "stop transfer" notation on its books as appropriate.

17.  Change of Control.
     -----------------

     (a) Vesting of Options.  In the event of a Change of Control, any Options
         -------------------
outstanding as of the date such Change of Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant.

     (b) Elimination of Restrictions.  In the event of a Change of Control, all
         ------------------------------
restrictions with respect to all Restricted Shares outstanding as of the date such Change of Control is determined to have occurred shall be eliminated.

     (c) Change of Control Cash-Out.  During the 60-day period from and after a
         --------------------------
Change of Control (the "Exercise Period"), unless the Committee shall determine otherwise at the time of grant of an Option, each Recipient who is an employee or consultant of one or more of the Company and its subsidiaries shall have the right, whether or not the Option is fully exercisable and in lieu of the payment of the Option Price for the shares of Stock being purchased under the Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Option to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change of Control Price per share of Stock on the date of such election shall exceed the Option Price per share of Stock under the Option (the "Spread") multiplied by the number of shares of Stock as to which the right granted under this Section 17 shall have been exercised. Notwithstanding the foregoing, if any right granted pursuant to this Section 17 would make a Change of Control transaction ineligible for pooling-of-interests accounting under APB No. 16 that but for the nature of such grant would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute for the cash payable pursuant to such right Stock or other securities with a fair market value equal to the cash that would otherwise be payable hereunder.

     (d) Definition of Change of Control Price. "Change of Control Price" means
         -------------------------------------
the higher of (i) the highest reported sales price, regular way, of a share of Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed or on NASDAQ National Market during the 60-day period prior to and including the date of a Change of Control or (ii) if the Change of Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Stock paid in such tender or exchange offer or Corporate Transaction; provided, however, that in the case of Incentive Options, the Change of Control Price shall be in all cases the fair market value of the Stock on the date the right under Section 16(b) associated with such Incentive Option is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Board.

     (e) Definition of Change of Control. For purposes of the Plan, a "Change of
         -------------------------------
Control" shall mean:

         (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (a) the then outstanding shares of Stock (the "Outstanding Company Common Stock") or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company,
(B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (d) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section 16; or

          (ii) Individuals who, as of June 8, 1999, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to June 8, 1999 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (a "Corporate Transaction"), in each case, unless, following such Corporate Transaction, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their immediately prior to such Corporate Transaction of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting of such corporation except to the extent that such ownership existed prior to the Corporate Transaction and (C) at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Corporate Transaction; or

          (iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

18.  Reservation of Stock.  The Company shall at all times reserve and keep
     --------------------
available such number of shares of the Stock as will be sufficient to satisfy the requirements of this Plan and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

19.  Limitation of Rights in the Option Shares.  A Recipient shall not be deemed
     -----------------------------------------
for any purpose to be a stockholder of the Company with respect to any of the Option Shares except to the extent that the Option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefore and delivered to the Recipient. Any Stock issued pursuant to the Option shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Articles of Organization or the By-laws of the Company.

20.  Termination and Amendment of the Plan. The Board may at any time terminate
     -------------------------------------
the Plan or make such modifications of the Plan as it shall deem advisable;

provided that no modification shall be effective to increase the number of
--------
shares of Stock subject to the Plan or change the number or classification of employees eligible to receive Options until such modification is approved by the holders of a majority of the Company's common stock represented in person or by proxy and voting at a meeting. No termination or amendment of the Plan may, without the consent of the Recipient to whom any Option shall theretofore have been granted, adversely affect the rights of such Recipient under such Option.

21.  Notices.  Any communication or notice required or permitted to be given
     -------
under the Plan shall be in writing, and mailed by registered or certified mail or delivered in hand, if to the Company, to its Treasurer at University Avenue, Westwood, Massachusetts 02090 and, if to the Recipient, to the address as the Recipient shall last have furnished to the communicating party.

22.  Withholding;  Notice of Disposition of Stock Prior to Expiration of
     -------------------------------------------------------------------
Specified Holding Period.
------------------------

     (a) Whenever shares are to be issued in satisfaction of an Option granted hereunder, the Company shall have the right to require the Recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares.

     (b) The Company may require as a condition to the issuance of shares covered by an Incentive Option that the party exercising such Option give a written representation to the Company which is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he or she will report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code.
If and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any other available tax deduction, the Company shall have the right to require that the recipient remit to the Company an amount sufficient to satisfy those requirements; and the Company may require as a condition to the issuance of shares covered by an Incentive Option that the party exercising such option give a satisfactory written representation promising to make such a remittance.

                                  DETACH HERE

                                     PROXY

                                LTX CORPORATION

                               UNIVERSITY AVENUE
                         WESTWOOD, MASSACHUSETTS 02090
                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
          This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Roger W. Blethen and David G. Tacelli or either of them as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all of the shares of common stock of LTX Corporation held of record by the undersigned on October 29, 1999, at the annual meeting of stockholders to be held on December 7, 1999, and any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR PROPOSALS 1 AND 2.

SEE REVERSE SIDE. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes. However, you must sign and return this card to assure representation of your
----------------------------------------------------------------------------
shares.
------

SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
   SIDE                                                              SIDE


                                  DETACH HERE

[X] Please mark
    votes as in
    this example.

PLEASE MARK, SIGN, DATE AND RETURN THIS FORM OF WRITTEN CONSENT PROMPTLY, USING THE ENCLOSED ENVELOPE. The Board of Directors recommends that stockholders consent to Proposals No. 1 and 2.

1. To elect two members to the Board of Directors to serve for three-year terms as Class I Directors.

    Nominees: Stephen M. Jennings and Robert E. Moore

    FOR BOTH                      WITHELD FROM
    NOMINEES   [_]          [_]   BOTH NOMINEES

[_]
    ---------------------------------------
    For both nominees except as noted above

2.  To approve the LTX Corporation          FOR   AGAINST   ABSTAIN
    1999 Stock Plan.                        [_]     [_]       [_]

3. To transact such other business as may properly come before the meeting and any adjournments thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [_]

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.